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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  APRIL 28, 2005

             (Exact name of registrant as specified in its charter)

                        SHELLS SEAFOOD RESTAURANTS, INC.

            Delaware                     0-28258               65-0427966
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  (State or other jurisdiction        (Commission          (I.R.S. Employer
       of incorporation)              File Number)         Identification No.)

    16313 N. Dale Mabry Hwy, Suite 100, Tampa, FL                 33618
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      (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code (813) 961-0944

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Shells Seafood Restaurants, Inc. today issued a press release announcing first quarter results. Included in the press release issued by the Company and furnished herewith as Exhibit 99 are certain non-GAAP financial measures. Management of the Company believes such non-GAAP financial measures are useful to investors assessing the financial condition and results of operations of the Company's core business operations because they exclude results which management believes are atypical and unlikely to occur with regularity in the future.

A copy of the press release follows as Exhibit 99.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 2005                     SHELLS SEAFOOD RESTAURANTS, INC.


                                          By: /s/ Leslie J. Christon
                                          Leslie J. Christon
                                          President and CEO

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Exhibit
99       Press Release dated April 28, 2005.